               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 24, 1997



                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
       (EXACT NAME OF REGISTRATION BUSINESS AS SPECIFIED IN ITS CHARTER)



                                    1-12119
                            (COMMISSION FILE NUMBER)



               BERMUDA                                      72-1323940
(STATE OF OTHER JURISDICTION OF INCORPORATION)       (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)



         ONE GALLERIA BOULEVARD, SUITE 1714, METAIRIE, LOUISIANA 70001 (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



                                 (504) 849-2739
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.

     On September 24, 1997, Cerveceria Rio Bravo S.A. de C.V. ("Rio Bravo"), a wholly-owned subsidiary of American Craft Brewing International Limited (the "Company"), borrowed U.S. $300,000.00 from Internacional de Mexico S.A. de C.V. (the "Lender"). Rio Bravo paid to the Lender an origination fee of U.S. $6,000.00. Rio Bravo may use the proceeds of the loan solely for the purpose of paying its past due, current and future obligations incurred in connection with the maintenance and operations of its brewing facilities.

     The outstanding principal amount of the note evidencing the loan bears interest at the rate of 12% per annum, and the note is payable in a single payment of principal and accrued interest on November 23, 1997. Rio Bravo may prepay the loan, in whole or in part, without any prepayment penalty. The note is secured by a security interest granted by Rio Bravo in favor of the Lender in all of the accounts receivable, inventory, equipment, fixed assets, furniture and fixtures of Rio Bravo.

     As further consideration for the loan, the Company issued to the Lender warrants to purchase 100,000 shares of common stock of the Company. The exercise price of the warrants is U.S. $.50 per share, and the warrants are exercisable at any time from and after the earlier of (i) November 23, 1997 or
(ii) the date of the repayment of the loan, until September 24, 2002.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.
     Not Applicable

(b)  Proforma Financial Information.
     Not Applicable

(c)  Exhibits.
     The following exhibits are filed herewith:


     10.34 Lending and Proceeds of Loan Agreement dated September 24, 1997 among American Craft Brewing International Limited, Cerveceria Rio Bravo S.A. de C.V. and Internacional de Mexico S.A. de C.V.

     10.35 Promissory Note secured by Security Agreement dated September 24, 1997 in the original principal amount of U.S. $300,000 by Cerveceria Rio Bravo S.A. de C.V. in favor of Internacional de Mexico S.A. de C.V.

     10.36 Security Agreement dated as of September 24, 1997 between Cerveceria Rio Bravo S.A. de C.V. and Internacional de Mexico S.A. de C.V.

     10.37 Redeemable Warrant dated September 24, 1997 between American Craft Brewing International Limited and Internacional de Mexico S.A. de C.V.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          AMERICAN CRAFT BREWING
                                          INTERNATIONAL LIMITED



Date:   October 6, 1997                   By: /s/James L. Ake
                                             ---------------------------
                                                 James L. Ake
                                                 Executive Vice President


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                                 EXHIBIT INDEX


10.34 Lending and Proceeds of Loan Agreement dated September 24, 1997 among American Craft Brewing International Limited, Cerveceria Rio Bravo S.A. de C.V. and Internacional de Mexico S.A. de C.V.

10.35 Promissory Note secured by Security Agreement dated September 24, 1997 in the original principal amount of U.S. $300,000 by Cerveceria Rio Bravo S.A. de C.V. in favor of Internacional de Mexico S.A. de C.V.

10.36 Security Agreement dated as of September 24, 1997 between Cerveceria Rio Bravo S.A. de C.V. and Internacional de Mexico S.A. de C.V.

10.37 Redeemable Warrant dated September 24, 1997 between American Craft Brewing International Limited and Internacional de Mexico S.A. de C.V.

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